Exhibit 10.3

                       NATIONAL SEMICONDUCTOR CORPORATION

                              RESTRICTED STOCK PLAN

                           RESTRICTED STOCK AGREEMENT
                           --------------------------



     THIS RESTRICTED STOCK AGREEMENT, dated as of XXXXXXX, XX, XXXX (the "Award Date"), is made by and between NATIONAL SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Company"), and XXXX, an Employee of the Company (the "Employee"):

     WHEREAS, the Company has established the NATIONAL SEMICONDUCTOR CORPORATION Restricted Stock Plan (the "Plan"); and

     WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

     WHEREAS, the Plan provides for the issuance of shares of the Company's Common Stock subject to certain restrictions thereon; and

     WHEREAS, the Compensation Committee of the Company's Board of Directors has determined that it would be to the advantage and best interest of the Company and its stockholders to issue the shares of Restricted Stock provided for herein to the Employee in partial consideration of past services to the Company, and has advised the Company thereof and instructed the Secretary of the Company to issue said Restricted Stock;

     NOW,  THEREFORE,  in consideration of the mutual covenants herein contained
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged, the parties hereto do hereby agree as follows:


1. Definitions
   -----------

     Whenever used in this Agreement, the following terms shall have the meaning set forth below.

Restrictions:   Reacquisition  and  transferability  restrictions  imposed  upon
Restricted Stock under this Agreement.

Vested Shares: Number of shares of Restricted Stock derived from the percentage specified in Section 3.A.

Capitalized Terms not otherwise defined have the meanings set forth in the Plan.

2. Issuance of Restricted Stock
   ----------------------------

     A. In consideration of past services rendered to the Company and for other good and valuable consideration which the Committee has determined to be equal to the par value of its Common Stock, on the Award Date the Company issues to the Employee XXXXXX shares of its Common Stock, upon the terms and conditions set forth in this Agreement.

     B. By entering into this Agreement, Employee acknowledges that:

          (i) the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time;

          (ii) the grant of shares of Restricted Stock is a one-time benefit which does not create any contractual or other right to receive future grants of shares of Restricted Stock, or benefits in lieu of shares of Restricted Stock;

          (iii) all determinations with respect to any grants of Restricted Stock, including, but not limited to, the times when shares of Restrict Stock shall be granted, the number of shares of Restricted Stock, and the time or times when the restrictions on the shares of Restricted Stock shall expire, will be at the sole discretion of the Company and the Committee;

          (iv) the Employee's receipt of these shares of Restricted Stock shall not create a right to further employment with the Company and shall not interfere with the ability of the Company to terminate the Employee's employment relationship at any time with or without cause;

          (v) the Employee's participation in the Plan is voluntary;

          (vi) the value of the shares of Restricted Stock is an extraordinary item of compensation which is outside the scope of the Employee's employment contract, if any;

          (vii)  the  shares  of  Restricted  Stock  are not part of  normal  or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;

          (viii) the future value of the shares of Restricted Stock is unknown and cannot be predicted with certainty.

3. Restrictions
   ------------

     A. All shares of Restricted Stock issued to the Employee are initially subject to reacquisition by the Company immediately upon a Termination of Employment; provided, however, that no reacquisition shall occur in the event of a Termination of Employment because of the Restricted Stockholder's Disability or death, in which event all shares of Restricted Stock shall immediately fully vest and all Restrictions shall immediately expire. In all other cases, all Restrictions on the Restricted Stock issued to Employee hereunder shall expire with respect to xxxx percent (xxx%) of such shares on the second anniversary of the Award Date; shall expire with respect to xxxx percent (xxx%) on the xxxxxx anniversary of the Award Date; and shall expire with respect to the remaining xxxx percent (xxx%) of the shares on the xxxxxx anniversary of the Award Date. Once Restrictions have expired on the Restricted Stock, such shares will become Vested Shares and the Restriction subjecting the Restricted Stock to reacquisition by the Company shall not apply to any Vested Shares held by the Employee.

     B. Certificates representing shares of Restricted Stock issued pursuant to this Agreement shall, until all Restrictions lapse and new certificates are issued pursuant to Section 3.C, bear the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO REACQUISITION BY THE COMPANY UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AGREEMENT BY AND BETWEEN NATIONAL SEMICONDUCTOR CORPORATION (THE "COMPANY") AND THE HOLDER OF THE SECURITIES. PRIOR TO VESTING OF OWNERSHIP IN THE SECURITIES, THEY MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES. COPIES OF THE ABOVE REFERENCED AGREEMENT ARE ON FILE AT THE OFFICES OF THE COMPANY AT 2900 SEMICONDUCTOR DRIVE, M/S G3-135, SANTA CLARA, CA 95051.

     C. Upon the  vesting  of the  shares of  Restricted  Stock and  subject  to
Section 5.C and payment of taxes as required by Section 5.J, the Company shall cause new certificates to be issued with respect to the Vested Shares and delivered to the Employee or his legal representative, free from legend and any other Restrictions. Vested Shares shall cease to be Restricted Stock subject to the terms and conditions of this Agreement.

     D. Upon the merger or consolidation of the Company into another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of all or substantially all of the Company's assets or 51% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, all shares of Restricted Stock shall fully vest and all Restrictions shall immediately expire.

     E. In the event that the outstanding shares of the Company's Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation pursuant to a merger of the Company into another corporation, or the exchange of all or substantially all of the assets of the Company for the securities of another corporation, or the acquisition by another corporation or person (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of 51% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, or a stock split-up or stock dividend, such new, additional or different shares or securities which are held or received by the Employee in his or her capacity as a holder of Restricted Stock shall be considered to be Restricted Stock and shall be subject to all of the Restrictions.


4. Non-Disclosure
   --------------

     It is understood and agreed that this Agreement shall be confidential and shall not be disclosed by Employee to any person, including other Company employees, without the express written consent of the Company; provided, however, that Employee may disclose this Agreement to Employee's spouse and legal and financial advisors subject to the Employee ensuring that the recipient of the disclosure agrees to comply with this non-disclosure provision.


5. Miscellaneous
   -------------

     A. The Committee has the power to interpret the Plan, this Agreement and all other documents relating to Restricted Stock and to adopt rules for the administration, interpretation and application of the Plan, and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith.

     B. No Restricted Stock or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition is voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.B shall not prevent transfers by will or by applicable laws of descent and distribution.

     C. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

          (i) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (ii) The completion of any registration or other qualification of such shares under any state or Federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

          (iii)The obtaining of any approval or other clearance from any state or Federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

          (iv) Subject to the provisions of Section 5.J, the payment by the Employee of all amounts required to be withheld under federal, state and local tax laws, with respect to the issuance of Restricted Stock and/or the lapse or removal of any of the Restrictions; and

          (v) The lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience.

     D. The Secretary or such other escrow holder as the Committee may appoint shall retain physical custody of the certificates representing Restricted Stock, including shares of Restricted Stock issued pursuant to Section 3.E, until all of the Restrictions expire or are removed.

     E. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to him or her at the address given beneath Employee's signature hereto. By a notice given pursuant to this Section 5.E, either party may designate a different address for notices to be given to it. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 5.E. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

     F. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 5.D, the Employee shall have all the rights of a stockholder with respect to said shares, subject to the Restrictions herein (including the provisions of Section 5.J), including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares.

     G. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

     H. This Agreement shall be administered, and the Restricted Stock shall be issued, only in such a manner as to conform to all applicable laws, rules and regulations.

     I. This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

     J. The Company's obligation to issue or deliver to the Employee any certificate or certificates for unrestricted shares of stock or to pay to the Employee any dividends or make any distributions with respect to the Restricted Stock is expressly conditioned upon receipt from the Employee, on or prior to the date the same is required to be withheld, of:

          (i) Full payment (in cash or by check) of any amount that must be withheld by the Company for federal, state and/or local tax purposes; or

          (ii) Subject to Section 5.J(iii), full payment by delivery to the Company of unrestricted shares of the Company's Common Stock previously owned by the Employee duly endorsed for transfer to the Company by the Employee with an aggregate Fair Market Value (determined, as applicable, as of the date of the lapse of the Restrictions or vesting, or as of the date of the distribution) equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

          (iii)With respect to the withholding obligation for shares of Restricted Stock that become unrestricted shares as of a Vesting Date and subject to the timing requirements set forth in this Section 5.J(iii), full payment by retention by the Company of a portion of such shares of Restricted Stock which become unrestricted or vested with an aggregate Fair Market Value (determined as of the Vesting Date) equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes.

          (iv) Any combination of payments provided for in the foregoing subsections (i), (ii) or (iii).

     K. For Employees employed at international locations: The Company and/or the Employee's employer will assess its requirements regarding tax, social insurance and any other payroll tax ("Tax-Related Items") withholding and reporting in connection with the shares of Restricted Stock. These requirements may change from time to time as laws or interpretations change. Regardless of the actions of the Company and/or the Employee's employer in this regard, Employee hereby acknowledges and agrees that the ultimate liability for any and all Tax-Related Items is and remains his or her responsibility and liability and that the Company and the Employee's employer make no representations nor undertakings regarding treatment of any Tax-Related Items in connection with any aspect of the grant of Restricted Stock and do not commit to structure the terms of the grant or any aspect of the Restricted Stock to reduce or eliminate the Employee's liability regarding Tax-Related Items. In the event that the Company and/or the Employee's employer must withhold any Tax-Related Items as a result of the grant or vesting of the Restrict Stock, Employee agrees to make arrangements satisfactory to the Company and/or the Employee's employer to satisfy all withholding requirements. Employee authorizes the Company and/or the Employee's employer to withhold all applicable Tax-Related Items legally due from the Employee from his or her wages or other cash compensation paid him or her by the Company and/or the Employee's employer.

     L. As a condition of the grant of the Restricted Stock, Employee consents to the collection, use and transfer of personal data as described in this
Section 5.L. Employee understands that the Company and its subsidiaries hold certain personal information about the Employee, including the Employee's name, home address and telephone number, date of birth, social security number or identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock (restricted or otherwise) awarded, cancelled, exercised, vested, unvested or outstanding in Employee's favor, for the purpose of managing and administering the Plan ("Data"). Employee further understands that the Company and/or its subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of Employee's participation in the Plan, and that the Company and/or any of its subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. Employee understands that these recipients may be located in the European Economic Area, or elsewhere, such as the United States. Employee authorizes the Company, its subsidiaries, and such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Employee's participation in the Plan, including any requisite transfer to a broker or other third party with whom Employee may elect to deposit any shares of stock acquired upon vesting of the shares of Restricted Stock. Employee understands that he or she may, at any time, view Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting his or her local Human Resources representative. Withdrawal of consent may, however, affect Employee's ability to realize benefits from the Plan.

     M. The laws of the State of Delaware, USA shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

     IN WITNESS HEREOF, this Agreement has been executed and delivered by the parties hereto.

                                           NATIONAL SEMICONDUCTOR CORPORATION


                                           By ___________________________
                                           Senior Vice President


____________________________
Employee Signature



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